Exhibit 21

Windstream Corporation

List of Subsidiaries

as of 12/31/2007

Name of Subsidiary	State of Organization	Name under Which it Does Business
Carolina Personal Communications, Inc.	NC	Windstream Wireless
CT Cellular, Inc.	NC
CT Communications, Inc.	NC
CT Wireless Cable, Inc.	NC
CTC Exchange Services, Inc.	NC	Windstream Communications
CTC Long Distance Services, LLC	NC	Windstream Communications
CTC Video Services, LLC	NC
DCS Holding Co.	DE
ECS Holding Co.	DE
Georgia Windstream, Inc.	MI	Windstream Communications
KCS Holding Co.	DE
Kerrville Cellular Holdings, LLC	DE
Kerrville Cellular Management, LLC	DE
Kerrville Cellular, LP	TX
Kerrville Communications Corporation	TX
Kerrville Communications Enterprises, LLC	DE
Kerrville Communications Management, LLC	DE
Kerrville Mobile Holdings, Inc.	TX
Kerrville Wireless Holdings Limited Partnership	TX
Oklahoma Windstream, LLC	OK	Windstream Communications
Progress Place Realty Holding Company, LLC	NC
SCD Sharing Partnership, LP	DE
SCE Sharing Partnership, LP	DE
Southwest Enhanced Network Services, LP	DE
Teleview, LLC	GA
Texas Windstream, Inc.	TX	Windstream Communications
TriNet, LLC	GA
Valor Telecommunications Corporate Group, LP	TX
Valor Telecommunications Enterprises Finance, Corp.	DE

Name of Subsidiary	State of Organization	Name under Which it Does Business
Valor Telecommunications Enterprises II, LLC	DE
Valor Telecommunications Enterprises, LLC	DE
Valor Telecommunications Equipment, LP	TX
Valor Telecommunications Investments, LLC	DE
Valor Telecommunications of Texas, LP	DE	Windstream Communications Southwest
Valor Telecommunications Services, LP	TX
Valor Telecommunications Southwest II, LLC	DE
Valor Telecommunications Southwest LLC	DE
Valor Telecommunications, LLC	DE
Wavetel, LLC	DE
WaveTel NC License Corporation	DE
Wavetel TN, LLC	DE
Webserve, Inc.	NC
Western Access Services of Arizona, LLC	DE
Western Access Services of Arkansas, LLC	DE
Western Access Services of Colorado, LLC	DE
Western Access Services of New Mexico, LLC	DE
Western Access Services of Oklahoma, LLC	DE
Western Access Services of Texas, LP	DE
Western Access Services, LLC	DE
Windstream Accucomm Networks, LLC	GA	Windstream Communications
Windstream Accucomm Telecommunications, LLC	GA	Windstream Communications
Windstream Alabama, LLC	AL	Windstream Communications
Windstream Arkansas, LLC	DE	Windstream Communications
Windstream Communications Kerrville, LP	TX
Windstream Communications Telecom, LP	TX
Windstream Communications, Inc.	DE
Windstream Concord Telephone, Inc.	NC	Windstream Communications
Windstream CTC Internet Services, Inc.	NC	Windstream Communications
Windstream Florida, Inc.	FL	Windstream Communications
Windstream Georgia Communications, LLC	GA	Windstream Communications
Windstream Georgia Telephone, LLC	GA	Windstream Communications

Name of Subsidiary	State of Organization	Name under Which it Does Business
Windstream Georgia, LLC	GA	Windstream Communications
Windstream Holding of the Midwest, Inc.	NE
Windstream Kentucky East, LLC	DE	Windstream Communications
Windstream Kentucky West, LLC	KY	Windstream Communications
Windstream Kerrville Long Distance, LP	TX
Windstream Mississippi, Inc.	MS	Windstream Communications
Windstream Missouri, Inc.	MO	Windstream Communications
Windstream Nebraska, Inc.	DE	Windstream Communications
Windstream Network Services of the Midwest, Inc.	NE	Windstream Communications
Windstream New York, Inc.	NY	Windstream Communications
Windstream North Carolina, LLC	NC	Windstream Communications
Windstream of the Midwest, Inc.	NE	Windstream Communications
Windstream Ohio, Inc.	OH	Windstream Communications
Windstream Oklahoma, LLC	DE	Windstream Communications
Windstream Pennsylvania, Inc.	PA	Windstream Communications
Windstream South Carolina, LLC	SC	Windstream Communications
Windstream Southwest Long Distance, LP	DE
Windstream Standard, LLC	GA	Windstream Communications
Windstream Sugar Land, Inc.	TX	Windstream Communications
Windstream Supply, LLC	OH
Windstream Systems of the Midwest, Inc.	NE	Windstream Communications
Windstream Western Reserve, Inc.	OH	Windstream Communications
Wireless One of North Carolina, LLC	DE

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